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                                                                    EXHIBIT 10.3

                    AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

     THIS AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT (the "Amendment") is entered into as of the 31st day of January, 1997, by and between Renaissance Solutions, Inc. (the "Corporation") and David P. Norton (the "Employee").

     Whereas, the Corporation and the Employee are parties to an Employment Agreement dated as of January 31, 1995, as amended by Amendment No. 1 to Employment Agreement, dated as of July 1, 1996; and

     Whereas, pursuant to Section 1 of the Employment Agreement, the term of the Employment Agreement is two years; and

     Whereas, the Corporation and the Employee desire to extend the term of the Employment Agreement by an additional year;

     Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Section 1 of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

          "1.  Term of Employment.  The Corporation hereby agrees to employ the
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          Employee, and the Employee hereby accepts employment with the
          Corporation, upon the terms set forth in this Agreement, for the period commencing on the date hereof (the "Commencement Date") and ending on the third anniversary of the date hereof, unless earlier terminated in accordance with the provisions of Section 4 hereof (such period being hereinafter referred to as the "Employment Period").
          Each of the one-year periods commencing on the Commencement Date and on each of the first and second anniversaries thereof is referred to herein as an "Employment Year.""

     2. The second sentence of Section 3.1 of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

          "The Board of Directors may increase, but not decrease the annual base salary for the second or third Employment Year."

     3. In all other respects, the Employment Agreement are hereby ratified and shall remain in full force and effect.


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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year set forth above.

                                    RENAISSANCE SOLUTIONS, INC.


                                    By: /s/ William T. Jenkins
                                       -------------------------------------

                                    Title:  Vice President Finance and
                                            Administration


                                    EMPLOYEE:


                                    /s/  David P. Norton
                                    ----------------------------------------
                                    David P. Norton

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